UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 23, 2021

HAVERTY FURNITURE COMPANIES INC
(Exact Name of Registrant as Specified in Its Charter)

001-14445
(Commission File Number)

Maryland	58-0281900
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800
Atlanta, Georgia 30342
(Address of principal executive offices, including zip code)

(404) 443-2900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HVT	New York Stock Exchange LLC
Class A Common Stock	HVTA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 23, 2021, the board elected Steven Burdette as the company’s president effective March 1, 2021. He will succeed Clarence Smith who will remain chairman and chief executive officer. Burdette, 59, currently serves as executive vice president, operations. He has over 37 years of experience with the company and has held responsibilities for all aspects of the stores, distribution operations, merchandising, supply chain, and marketing. Burdette started his career with Havertys as a manager trainee in Tampa, Florida, and held progressively more challenging roles in four additional Havertys markets. He joined the corporate management team in 1993 and was appointed vice president, merchandising in 1994 and vice president, operations in 2002. He was elected senior vice president, operations in 2003, executive vice president, stores in 2008, and his current position in 2017.

A copy of the news release announcing the election and other leadership promotions is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In connection with his election as president, Burdette’s annualized base salary will be increased to $475,000, his cash incentive target award opportunity for 2021 under the company’s omnibus 2014 Long-term Incentive Plan will be increased to 65% of his base salary. His target long-term incentive equity award granted in January 2021 of $301,500 will not be adjusted. He will receive a grant on March 1 of 5,000 shares of restricted stock units (RSUs). The RSUs vest over three years in accordance with the schedule set forth in the stock units award agreement attached hereto as Exhibit 10.1.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

10.1    Form of Stock Units Award Agreement.

99.1    Press Release dated February 23, 2021 issued by Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
February 23, 2021	By:
Jenny Hill Parker Senior Vice President, Finance and Corporate Secretary